UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2024

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 3, 2024, Viatris Inc., a Delaware corporation (“Viatris” or the “Company”), closed the previously announced transaction with Cooper Consumer Health SAS, a French corporation (“Cooper Consumer Health”), involving the divestiture by Viatris of substantially all of Viatris’ over-the-counter products business (the “Business”) and related assets and liabilities (the “Transaction”), to Cooper Consumer Health and certain of its affiliates (collectively, the “Buyer Parties”), in exchange for consideration from the Buyer Parties of up to €1,950.0 million in cash on a cash-free, debt-free basis, consisting of (a) €1,850.0 million in cash consideration at closing, subject to certain adjustments as set forth in the Transaction Agreement (defined below), including for net indebtedness and net working capital, and (b) up to €100.0 million in contingent additional cash consideration, which shall be payable by the Buyer Parties to Viatris following closing if the shareholders of the group of entities affiliated with the Buyer Parties realize a cash-on-cash multiple on invested capital of 2.5x on such shareholders’ aggregate investment in such group upon a change of control of such group or an initial public offering of the parent company of such group. In addition, at closing, the Buyer Parties paid €25.0 million in cash consideration to Viatris as a partial advance payment in respect of the transition services fees and costs payable under the transition services agreement entered into at closing between Viatris and Cooper Consumer Health in connection with the Transaction. In accordance with the Transaction Agreement, €120.0 million of the cash consideration that would otherwise have been payable at closing was retained by the Buyer Parties in anticipation of a sale of certain portions of the Business operated in select geographies, the proceeds of which will be allocated in accordance with the Transaction Agreement if and when executed.

The Transaction was effected pursuant to the Transaction Agreement, dated as of January 29, 2024, by and among Cooper Consumer Health, Cooper Consumer Health IT S.r.l., Viatris, Viatris Italia S.r.l. and Ipex AB (the “Transaction Agreement”), as previously disclosed by Viatris in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2023 (the “Initial 8-K”), as amended by the Amendment No. 1 to the Initial 8-K filed with the SEC on January 30, 2024 (the “Amended 8-K”).

The above description of the Transaction has been included to provide investors and security holders with information regarding the terms of the Transaction Agreement. It does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which was filed as Exhibit 2.1 to the Amended 8-K and is incorporated herein by reference. It is not intended to provide any other factual information about Viatris and Buyer Parent and their respective subsidiaries and affiliates, or any of their respective businesses. The Transaction Agreement contains representations and warranties that are solely for the benefit of parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Transaction Agreement. Therefore, investors and security holders should not treat the representations and warranties as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were, or will be, made only as of the date that the Transaction Agreement was executed or such other date or dates as may be specified in the Transaction Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Transaction Agreement not in isolation but only in conjunction with the other information about Viatris and its respective subsidiaries that the respective companies include in reports and statements Viatris files with SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the cash consideration payable to Viatris in connection with the Transaction. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: failure to realize the total transaction value for the Transaction and/or the proceeds for the Transaction, including as a result of any post-closing purchase price adjustment, a failure to achieve any conditions to the payment of any contingent consideration or a failure to complete the proposed divestiture of a portion of the Business operating in select geographies; and goodwill or other impairment charges or other losses related to the Transaction. For more detailed information on the risks and uncertainties associated with Viatris, see the risks described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and our other filings with the SEC. You can access Viatris’ filings with the SEC through the SEC website at www.sec.gov or through our website, and Viatris strongly encourages you to do so. Viatris routinely posts information that may be important to investors on our website at investor.viatris.com, and we use this website address as a means of disclosing material information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg FD). The contents of our website are not incorporated into this Current Report on Form 8-K or our filings with the SEC. Viatris undertakes no obligation to update any statements herein for revisions or changes after the date of this Current Report on Form 8-K other than as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viatris Inc.

By:	/s/ Theodora Mistras
Theodora Mistras
Chief Financial Officer

Date: July 3, 2024